UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements

As disclosed on ABVC BioPharma, Inc.’s (the “Company”) Current Report on Form 8-K (the “Form 8-K”) filed on July 27, 2023, the Company entered into certain securities purchase agreement, dated July 27, 2023 (the “SPA”), with a certain institutional investor (the “Purchaser”). Pursuant to the SPA, the Company agreed to issue 300,000 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) and 200,000 pre-funded warrants, at an exercise price of $0.01 per share (the “Pre-funded Warrants”), in a registered direct offering (the “Offering”). Wilmington Securities LLC acted as placement agent for the Offering.

The transaction contemplated by the SPA was closed on July 31, 2023, as all the closing conditions have been satisfied.

The foregoing summary of the terms of the SPA and Pre-funded Warrant is subject to, and qualified in its entirety by, the complete agreements, which are attached as exhibits to this filing and incorporated herein by reference.

The sale and offering of the Shares and Pre-funded Warrants pursuant to the SPA was effected as a takedown off the Company’s shelf registration statement on Form S-3, as amended (File No. 333-260588), which became effective on November 29, 2021 (the “Registration Statement”). A final prospectus supplement to the Registration Statement was filed with the Securities and Exchange Commission on July 31, 2023.

We will pay to the placement agents an aggregate cash fee equal to 6% of the aggregate sales price of the securities sold and warrants to purchase up to 30,000 shares of Common Stock, on the same terms as the Pre-Funded Warrants.

This report shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure provided in Item 1.01 above is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrants (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on July 27, 2023)
5.1	Opinion of Hunter Taubman Fischer & Li LLC
10.1	Form of Securities Purchase Agreement (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on July 27, 2023)
99.1	Press Release dated July 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

July 31, 2023	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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